Exhibit 10.6

*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.
CHANGE ORDER FORM

Stage 1 Isolation

PROJECT NAME: Corpus Christi Stage 1 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 6, 2013	CHANGE ORDER NUMBER: CO-00014 DATE OF CHANGE ORDER: January 11, 2016

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	Per Article 6.1.B of the Agreement, Parties agree Contractor will implement the scope changes that are detailed in Exhibit A of this Change Order.

2.	The scope changes are depicted in the drawings in Exhibit B of this Change Order.

3.	The cost breakdowns for the scopes of work noted above in this Change Order are detailed in Exhibit C.

4.	Schedules C-1 and C-3 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestones listed in Exhibit D of this Change Order.

Adjustment to Contract Price

The original Contract Price was		$7,080,830,000
Net change by previously authorized Change Orders (0001-00013)		$410,656,403
The Contract Price prior to this Change Order was		$7,491,486,403
The Aggregate Equipment Price will be changed by this Change Order in the amount of	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of	$	***
The new Contract Price including this Change Order will be		$7,506,562,833

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was	$	***
Net change by previously authorized Change Orders (0001-00013)	$	***
The Aggregate Equipment Price prior to this Change Order was	$	***
The Aggregate Equipment Price will be changed by this Change Order in the amount of	$	***
The new Aggregate Equipment Price including this Change Order will be	$	***

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was	$	***
Net change by previously authorized Change Orders (0001-00013)	$	***
The Aggregate Labor and Skills Price prior to this Change Order was	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of	$	***
The new Aggregate Labor and Skills Price including this Change Order will be	$	***

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): No impact to Project Schedule.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See Exhibit D of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ MB Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Maria K Brady
Owner	Contractor
Ed Lehotsky	Maria K Brady
Name	Name
VP LNG Projects	Senior Vice President
Title	Title
2/2/2016	January 11, 2016
Date of Signing	Date of Signing

*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.
CHANGE ORDER FORM

IAC Conversion to Lump Sum

PROJECT NAME: Corpus Christi Stage 1 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 6, 2013	CHANGE ORDER NUMBER: CO-00015 DATE OF CHANGE ORDER: January 20, 2016

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
In Change Order CO-00002, executed on April 7, 2015, Owner and Contractor agreed to change from SAC to DLE Compressor Turbine Drivers, include the Inlet Air Chilling (IAC) while removing the Inlet Air Humidification, and resize and relocate water treatment facilities. Exhibit A of this Change Order depicts the changes from CO-00002 that are effective upon execution of this CO-00015.

2.	The value of the IAC Provisional Sum was U.S. $165,125,800. Per Article 6.1.B of the Agreement, Parties agree to close this Provisional Sum. The contract price will be increased by $89,325,232.

3.	The cost breakdowns for the scopes of work noted above in this Change Order are detailed in Exhibit B.

4.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the Milestone(s) listed in Exhibit C of this Change Order.

Adjustment to Contract Price

The original Contract Price was		$7,080,830,000
Net change by previously authorized Change Orders (0001-00014)		$425,732,833
The Contract Price prior to this Change Order was		$7,506,562,833
The Aggregate Equipment Price will be changed by this Change Order in the amount of	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of	$	***
The new Contract Price including this Change Order will be		$7,595,888,065

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was	$	***
Net change by previously authorized Change Orders (0001-00014)	$	***
The Aggregate Equipment Price prior to this Change Order was	$	***
The Aggregate Equipment Price will be changed by this Change Order in the amount of	$	***
The new Aggregate Equipment Price including this Change Order will be	$	***

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was	$	***
Net change by previously authorized Change Orders (0001-00014)	$	***
The Aggregate Labor and Skills Price prior to this Change Order was	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of	$	***
The new Aggregate Labor and Skills Price including this Change Order will be	$	***

Adjustment to Aggregate Provisional Sum

The original Aggregate Provisional Sum was	$	***
Net change by previously authorized Change Orders (0001-00014)	$	***
The Aggregate Provisional Sum prior to this Change Order was	$	***
The Aggregate Provisional Sum will be changed by this Change Order in the amount of	$	***
The new Aggregate Provisional Sum including this Change Order will be	$	***

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): No impact to Project Schedule.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See Exhibit C of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ WK Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Walker Kimball
Owner	Contractor
Ed Lehotsky	Walker Kimball
Name	Name
VP LNG Projects	Senior Project Manager, SVP
Title	Title
March 2, 2016	January 20, 2016
Date of Signing	Date of Signing

*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.
CHANGE ORDER FORM

Permanent Plant Buildings

PROJECT NAME: Corpus Christi Stage 1 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 6, 2013	CHANGE ORDER NUMBER: CO-00016 DATE OF CHANGE ORDER: January 20, 2016

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
Per Article 6.1.B of the Agreement, Parties agree Contractor will make design changes to the O&M, Warehouse, Maintenance, and Auxiliary Material Storage buildings and add two new buildings - Security Operations Building and Laboratory Building. This Change Order includes changes to permanent buildings subcontract and related changes to piping, electrical and sitework for Contractor direct hire work as well as acceleration costs to mitigate schedule impact.

2.	Exhibit A depicts the changes to the O&M and Control building.

3.	Exhibit B depicts the changes to the Maintenance building.

4.	Exhibit C depicts the changes to the Warehouse building.

5.	Exhibit D depicts the location of the Laboratory building.

6.	Exhibit E depicts the location of the Security Operations building.

7.	The Auxiliary Material Storage building will be approximately 22,000 square feet.

8.	The cost breakdowns for the scopes of work noted above in this Change Order are detailed in Exhibit F.

9.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the Milestone(s) listed in Exhibit G of this Change Order.

Adjustment to Contract Price

The original Contract Price was		$7,080,830,000
Net change by previously authorized Change Orders (0001-00015)		$515,058,065
The Contract Price prior to this Change Order was		$7,595,888,065
The Aggregate Equipment Price will be changed by this Change Order in the amount of	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of	$	***
The new Contract Price including this Change Order will be		$7,624,287,362

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was	$	***
Net change by previously authorized Change Orders (0001-00015)	$	***
The Aggregate Equipment Price prior to this Change Order was	$	***
The Aggregate Equipment Price will be changed by this Change Order in the amount of	$	***
The new Aggregate Equipment Price including this Change Order will be	$	***

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was	$	***
Net change by previously authorized Change Orders (0001-00015)	$	***
The Aggregate Labor and Skills Price prior to this Change Order was	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of	$	***
The new Aggregate Labor and Skills Price including this Change Order will be	$	***

Adjustment to Aggregate Provisional Sum

The original Aggregate Provisional Sum was	$	***
Net change by previously authorized Change Orders (0001-00015)	$	***
The Aggregate Provisional Sum prior to this Change Order was	$	***
The Aggregate Provisional Sum will be changed by this Change Order in the amount of	$	***
The new Aggregate Provisional Sum including this Change Order will be	$	***

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): No impact to Project Schedule.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See Exhibit G of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ WK Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Walker Kimball
Owner	Contractor
Ed Lehotsky	Walker Kimball
Name	Name
VP LNG Projects	Senior Project Manager, SVP
Title	Title
February 3, 2016	January 20, 2016
Date of Signing	Date of Signing